UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2022
____________________________
Cumulus Media Inc.
(Exact name of registrant as specified in its charter)
____________________________

Delaware		001-38108	82-5134717
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS employer Identification No.)

780 Johnson Ferry Road NE, Suite 500	Atlanta	GA	30342
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code		(404)	949-0700

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☑    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	CMLS	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 7.01 - Regulation FD Disclosure.

On May 5, 2022, Cumulus Media Inc. (the "Company") issued a press release announcing that it intends to commence a "modified Dutch auction" tender offer to purchase up to $25 million of shares of its Class A common stock, or such lesser number of shares of its Class A common stock as are properly tendered and not properly withdrawn, at a price not greater than $16.50 and not less than $14.50 per share of Class A common stock, to the tendering shareholder in cash, less any applicable withholding taxes and without interest (the "Offer"). The Company plans to commence the Offer on May 6, 2022, with an expiration at the end of the day on June 3, 2022, unless extended or earlier terminated by Cumulus.

A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information contained in this Item 7.01 of this current report on Form 8-K and in the accompanying Exhibit 99.1 incorporated by reference herein shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. This information, including the Exhibit 99.1 hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933.

Tender Offer Statement

This communication is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities. On the commencement date of the Offer, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related materials, will be filed with the Securities and Exchange Commission (the "SEC") by the Company. The Offer will only be made pursuant to the offer to purchase, the letter of transmittal and the related materials that the Company will file as part of the Schedule TO. Shareholders should carefully read those materials when they are available because they will contain important information, including the various terms and conditions of the Offer. Neither the Company nor its directors make any recommendation as to whether to tender shares or as to the price at which to tender them. Shareholders may obtain free copies, when available, of the tender offer statement on Schedule TO, the offer to purchase, the letter of transmittal and the related materials that will be filed by the Company with the SEC at the SEC’s website at www.sec.gov.

Item 9.01 - Financial Statements and Exhibits.
Exhibits.

Number	Exhibit

99.1	Press release, dated May 5, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cumulus Media Inc.

		By:	/s/ Francisco J. Lopez-Balboa
Name: Francisco J. Lopez-Balboa
Title: Executive Vice President, Chief Financial Officer
Date:	May 5, 2022